Supplement dated May 4, 2021 to the Prospectuses

each dated May 1, 2021, for:

Variable Life Plus

Issued by Massachusetts Mutual Life Insurance Company in New York

and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	“Effect of a Loan on the Values of the Policy” and “Repayment of Loans” in the “Loans” sub-section of the “Policy Transactions” section of the Prospectuses are hereby deleted in their entirety and replaced with the following:

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.

Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section for additional information.

As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments to the GPA until you have repaid all loan amounts. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see “Transfers” in the “Policy Transactions” section for additional information.

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Repayment of Loans

All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.

Loan repayments can be mailed to the same address used for premium payments, or you may initiate a single loan repayment for your in force policy through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Please see “Subsequent Premium Payments” in the “Premiums” section for mailing address information.

Any loan repayments received will be allocated to the Guaranteed Principal Account. Repayments will not result in the transfer of values from the Guaranteed Principal Account to the divisions of the Separate Account. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured;
•	the proceeds payable when you surrender the policy; or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Customer Service Center Monday through Friday at (800) 272-2216, 8 a.m. - 8 p.m. Eastern Time.

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